The company	12 Months Ended
Dec. 31, 2023
Company Information [Abstract]
The company	The company
Innate Pharma SA (the “Company” and, with its subsidiary, referred to as the “Group”), is a global, clinical-stage biotechnology company developing immunotherapies for cancer patients. Its innovative approach aims to harness the innate immune system through therapeutic antibodies and its ANKET® (Antibody-based NK cell Engager Therapeutics) proprietary platform. Innate’s portfolio includes lead proprietary program lacutamab, developed in advanced form of cutaneous T cell lymphomas and peripheral T cell lymphomas, monalizumab developed with AstraZeneca in non small cell lung cancer, as well as ANKET® multi-specific NK cell engagers to address multiple tumor types. The Company has developed, internally and through its business development strategy, a broad and diversified portfolio including seven clinical drug candidates and a robust preclinical pipeline. Innate has entered into collaborations with leaders in the biopharmaceutical industry, such as AstraZeneca,Sanofi and Takeda. Innate Pharma believes its drug candidates and clinical development approach are differentiated from current immuno-oncology therapies and have the potential to significantly improve the clinical outcome for patients with cancer.
From its inception, the Company has incurred losses due to its research and development (“R&D”) activity. The financial year ended December 31, 2023 generated a €7,570 thousand net loss. As of December 31, 2023, the shareholders’ equity amounted to €51,901 thousand. Subject to potential new milestone payments related to its collaboration agreements, the Company anticipates incurring additional losses until such time, if ever, that it can generate significant revenue from its product candidates in development.
The Company’s future operations are highly dependent on a combination of factors, including: (i) the success of its R&D; (ii) regulatory approval and market acceptance of the Company’s future drug candidates; (iii) the timely and successful completion of additional financing; and (iv) the development of competitive therapies by other biotechnology and pharmaceutical companies. As a result, the Company is and should continue, in the short to mid-term, to be financed through partnership agreements for the development and commercialization of its drug candidates and through the issuance of new equity instruments.
The Company’s activity is not subject to seasonal fluctuations.
As of December 31, 2023, the Company had one wholly owned subsidiary: Innate Pharma, Inc., incorporated under the laws of Delaware in 2009.
This subsidiary is fully consolidated.

1.1.Significant contracts
The following paragraphs describe the key provisions of significant contracts.
a)Agreements related to monalizumab with Novo Nordisk A/S and with AstraZeneca
2014 Novo Nordisk A/S monalizumab agreement
On February 5, 2014, the Company acquired from Novo Nordisk A/S full development and commercialization rights to monalizumab. Novo Nordisk A/S received €2.0 million in cash and 600,000 ordinary shares at a price of €8.33 per share (€5.0 million). Novo Nordisk A/S is eligible to receive up to €20.0 million in potential regulatory milestones and single-digit tiered royalties on sales of monalizumab products. The agreement with Novo Nordisk A/S included a right to additional consideration in the event of an out-licensing agreement. Consequently, following the agreement signed with AstraZeneca in April 2015 (as described below), the Company paid to Novo Nordisk A/S additional consideration of €6.5 million (paid in April 2016). Following the exercise of the option by AstraZeneca in October 2018 (as described below), Novo Nordisk A/S became entitled to a second and final additional payment amounting to $15.0 million (€13.1 million) which was recognized as a liability as of December 31, 2018 and was paid in February 2019. There are no other potential additional milestones payments due to Novo Nordisk A/S. These amounts were added to the net book value of the intangible asset and are amortized according to the same amortization plan as the initial €7.0 million recognized in 2014. The net book value of the license amounted to €0.4 million as of December 31, 2023.
Refer to Notes 2.h, 2.j and 6 for accounting description.
2015 AstraZeneca monalizumab agreements
Under co-development and option agreements signed with AstraZeneca in 2015, the Company granted to AstraZeneca an exclusive license, subject to certain exclusions, to certain of its patents and know-how to develop, manufacture and commercialize licensed products, including monalizumab, in the field of diagnosis, prevention and treatment of oncology diseases and conditions. The Company further granted to AstraZeneca a worldwide, non-exclusive license to certain of its other patents to develop, manufacture and commercialize licensed products, including monalizumab, in the field of diagnosis, prevention and treatment of oncology diseases and conditions.
The Company received an initial payment of $250 million under these agreements in June 2015, of which $100 million was paid to the Company as an initial payment for the co-development agreement and $150 million was paid to the Company as consideration for the option agreement. On October 22, 2018, AstraZeneca exercised this option, triggering the payment of $100.0 million, which was received by the Company in January 2019.
Following the option exercise, AstraZeneca became the lead party in developing the licensed products and must use commercially reasonable efforts to develop, obtain regulatory approval for and commercialize each licensed product in certain major markets.
In July 31, 2019, the Company notified AstraZeneca of its decision to co-fund a future monalizumab Phase 3 clinical development program.
In September 2020, the Company signed an amendment to the collaboration and license agreement concluded with AstraZeneca in 2015. Following the analysis of a longer patient follow-up as well as the maturation of the survival data of the Cohort 2, and after discussion with AstraZeneca, the Company agreed to amend the original agreement. This amendment changed the financial terms relating to the milestone payment expected following the treatment of the first patient with AstraZeneca in the first Phase 3 trial evaluating monalizumab. The original agreement signed in 2015 provided for a milestone payment of $100 million. Following the inclusion by AstraZeneca of the first patient in the first Phase 3 trial evaluating monalizumab (INTERLINK-1) in October 2020, and in accordance with the amendment signed in September 2020, the Company received a payment of $50 million . An additional payment of $50 million was subject to an interim analysis. On August 1, 2022, the Company announced that the combination of monalizumab and cetuximab did not reach the pre-specified efficacy threshold in the protocol-planned interim futility analysis of the Phase 3 INTERLINK-1 clinical study conducted by AstraZeneca. AstraZaneca has thus informed the Company that the study will be discontinued. Consequently, the Company is not eligible for the additional payment of $50.0 million as provided for in the amendment signed in September 2020.
On June 2022, the Company received an additionnal payment of $50.0 million from AstraZeneca following the inclusion of the first patient in the second trial evaluating monalizumab, on April 2022 ("PACIFIC-9").
In addition to the initial payment, the option exercise payment and the payment received for the inclusion of the first patient in the first Phase 3 trial, AstraZeneca is obligated to pay the Company up to $775 million in the aggregate upon the achievement of certain development and regulatory milestones ($350 million) and commercialization milestones ($425 million). The Company is eligible to receive tiered royalties ranging from a low double-digit to mid-teen percentage on net sales of licensed products outside of Europe. The Company is required for a defined period of time to co-fund 30% of the Phase 3 clinical trials of licensed products, subject to an aggregate cap, in order to receive 50% of the profits in Europe.
Refer to Notes 2.p and 13.a for accounting description.
b)Agreement related to Lumoxiti with AstraZeneca
In October 2018, the Company obtained an exclusive license from AstraZeneca under certain patents and know-how to develop, manufacture and commercialize Lumoxiti for all uses in humans and animals in the United States, the European Union and Switzerland. Under this Agreement, AstraZeneca was obligated to provide support for the continued development and commercialization of Lumoxiti in the European Union and Switzerland prior to regulatory submission and approval as well as support for the continued commercialization of Lumoxiti in the United States for a specified period running until September 30, 2020. Following this transition period, the company took charge of all marketing of Lumoxiti in the United States.
Under the agreement signed in 2018, the Company was obligated to pay a $50.0 million initial payment (€43.8 million), which it paid in January 2019, and a $15.0 million regulatory milestone (€13.4 million), which was paid in January 2020. The Company has reimbursed reimburse AstraZeneca for the development, production and commercialization costs it incurs during the transition period, ended in September 30, 2020.
Further to the decision to terminate the Lumoxiti Agreement and termination notice sent in December 2020, a termination and transition agreement was discussed and executed, effective as of June 30, 2021 terminating the Lumoxiti Agreement as well as Lumoxiti related agreements (including the supply agreement, the quality agreement and other related agreements) and transferring of the U.S. marketing authorization and distribution rights of Lumoxiti back to AstraZeneca. The FDA has effectively transferred the BLA to AstraZeneca on February 8, 2022. AstraZeneca has reimbursed Innate Pharma for all Lumoxiti related costs, expenses and benefited net sales. In the year ended December 31, 2020 results announcement, the Company reported a contingent liability of up to $12.8 million in its consolidated financial statements, which was related to the splitting of certain manufacturing costs. As part of the termination and transition agreement, Innate and AstraZeneca agreed to split these manufacturing costs, and Innate has paid $6.2 million to AstraZeneca (€5.9 million) on April 2022.
Following the termination and transition agreement signed in 2021, Lumoxiti activities are presented as discontinued operations as of December 31, 2021 and 2022, respectively. As of December 31, 2023, the transition of all Lumoxiti rights and the transfer of activities to AstraZeneca has been fully completed.
Refer to Notes 2.v and 17 for accounting description.
c)Agreement related to IPH5201 with AstraZeneca
In October 2018, the Company signed a collaboration and option agreement with AstraZeneca for co-development and co-commercialization of IPH5201. Under the agreement, AstraZeneca paid the
Company a $50.0 million upfront payment ($26.0 million paid in October 2018 and $24.0 million paid in January 2019), and a milestone payment of $5.0 million paid in June 2020 following the assay of the first patient in the first Phase 1 trial evaluating IPH5201, in March 2020. AstraZeneca is obligated to pay the Company up to an aggregate of $5.0 million upon the achievement of certain development milestones.
On June 1, 2022, the Company signed an amendment to the collaboration and license option agreement IPH5201 concluded with AstraZeneca in October 2018. Subsequently, the Company announced on June 3, 2022 the progress of IPH5201 towards a study of Phase 2 in lung cancers for which the Company will be the sponsor. In accordance with the amendment signed on June 1, 2022, the Company is eligible for a milestone payment of $5.0 million by AstraZeneca. This milestone payment was received on August 2, 2022 by the Company.
Upon exercise of its option under the agreement, AstraZeneca is committed to pay an option exercise fee of $25.0 million and up to $800.0 million in the aggregate upon the achievement of certain development and regulatory milestones ($300 million) and commercialization milestones ($500 million). The arrangement also provides for a 50% profit share in Europe if the Company opts into certain co-promoting and late stage co-funding obligations. In addition, the Company would be eligible to receive tiered royalties ranging from a high-single digit to mid-teen percentage on net sales of IPH5201, or from a mid-single digit to low-double digit percentage on net sales of other types of licensed products, outside of Europe. The royalties payable to the Company under the agreement may be reduced under certain circumstances, including loss of exclusivity or lack of patent protection. As of December 31, 2020, since the Company had fulfilled all of its commitments on preclinical work related to the start of Phase 1 of the IPH5201 program, the initial payment of $50.0 million and the milestone payment of $5.0 million were fully recognized in revenue. The Company was reimbursed by AstraZeneca for certain research and development expenses related to IPH5201 for the year ended December 31, 2023. The Company has the option to co-fund 30% of the shared development expenses related to the Phase 3 clinical trials in order to acquire co-promotion rights and to share in 50% of the profits and losses of licensed products in Europe. If the Company does not opt into the co-funding obligations, among other things, its right to share in 50% of the profits and losses in Europe and right to co-promote in certain European countries will terminate and will be replaced by rights to receive royalties on net sales at the rates applicable to outside of Europe. Additionally, certain milestone payments that may be payable to the Company would be materially reduced.
Refer to Notes 2.p and 13 for accounting description.
d)Agreement related to additional preclinical molecules with AstraZeneca
In October 2018, the Company granted to AstraZeneca four exclusive options that are exercisable until IND approval to obtain a worldwide, royalty-bearing, exclusive license to certain of the Company’s patents and know-how relating to certain specified pipeline candidates to develop and commercialize optioned products in all fields of use. Pursuant to the agreement, AstraZeneca paid the Company a $20.0 million upfront payment (€17.4 million) in October 2018. The Company recognized this upfront payment in the consolidated statement of financial position as deferred revenue as of December 31, 2018, until the exercise or the termination of each option at the earliest.
During 2022 first semester, the Company received from AstraZeneca a notice that it will not exercise its option to license the four preclinical programs covered in the "Future Programs Option Agreement". Innate has now regained full rights to further develop the four preclinical molecules. Consequently, the entire initial payment of $20.0 million, or €17.4 million was recognized as revenue as of June 30, 2022
Refer to Notes 2.p and 13 for accounting description.
e)Agreements related to avdoralimab with Novo Nordisk and with AstraZeneca
2017 avdoralimab in-licensing agreement with Novo Nordisk A/S
In July 2017, the Company signed an exclusive license agreement with Novo Nordisk A/S relating to avdoralimab. Under the agreement, Novo Nordisk A/S granted the Company a worldwide, exclusive license to develop, manufacture and commercialize pharmaceutical products that contain or comprise an anti-C5aR antibody, including avdoralimab. The Company made an upfront payment of €40.0 million, €37.2 million of which was contributed in new shares and €2.8 million of which in cash. In 2020, the Company made an additional payment of €1.0 million to Novo Nordisk A/S following the launch of the first Phase 2 trial of avdoralimab. The Company is obligated to pay up to an aggregate of €369.0 million upon the achievement of development, regulatory and sales milestones and tiered royalties ranging from a low double-digit to low-teen percentage of net sales.
Refer to Notes 2.h, 2.j and 6 for accounting description.
2018 avdoralimab AstraZeneca agreement
On January 1, 2018, the Company entered into a clinical trial collaboration agreement with AstraZeneca to sponsor a Phase 1/2 clinical trial (STELLAR-001) to evaluate the safety and efficacy of durvalumab, an anti-PD-L1 immune checkpoint inhibitor, in combination with avdoralimab, as a treatment for patients with select solid tumors. The Company is the sponsor of the trial and the costs are equally shared between the two partners. This collaboration is a non-exclusive agreement and does not include any licensing rights on avdoralimab to AstraZeneca. In the first half of 2020, and based on data from cohort extensions in the first two cohorts, the Company decided to stop recruiting in the STELLAR-001 trial.
Refer to Notes 2.p, 6 and 13 for accounting description.
f)Collaboration and license agreements concluded with Sanofi for the development of "NK Cell engages" in oncology

License and collaboration agreement with Sanofi signed in 2016
On January 2016, the Company entered into a research collaboration and licensing agreement with Sanofi to apply its proprietary technology to the development of multi-specific antibody formats engaging NK cells to kill tumor cells through the activating receptor NKp46. The Company granted to Sanofi under certain of its intellectual property a non-exclusive, worldwide, royalty-free research license, as well as an exclusive, worldwide license to research, develop and commercialize products directed against two specified targets, for all therapeutic, prophylactic and diagnostic indications and uses.
The Company had work together with Sanofi on the generation and evaluation to two multispecific NK cell engagers (IPH6101/SAR443579 and IPH6401/SAR'514), using its technology and Sanofi’s tumor targets and technology. Under the terms of the license agreement, Sanofi will be responsible for the development, manufacturing and commercialization of products resulting from the research collaboration. The Company will be eligible for up to €400.0 million in payments, primarily upon the achievement of development and commercial milestones, as well as royalties ranging from a mid to high single-digit percentage on net sales.
On January 5, 2021, the Company announced that Sanofi has made the decision to progress IPH6101/SAR443579 into investigational new drug (IND) enabling studies. IPH6101/SAR443579 is a NKp46-based NK cell engager (NKCE) using Innate’s proprietary multi-specific antibody format. The decision triggered a €7.0m milestone payment from Sanofi to Innate. Sanofi will be responsible for all future development, manufacturing and commercialization of IPH6101/SAR443579. In December 2021, the Company announced that the first patient was dosed in a Phase 1/2 clinical trial, evaluating IPH6101/SAR443579, in patients with relapsed or refractory acute myeloid leukemia (R/R AML), B-cell acute lymphoblastic leukemia (B-ALL) or high risk-myelodysplastic syndrome (HR-MDS). Following the initiation of the trial, the Company received a €3.0m milestone from Sanofi.
During 2022 first semester, the Company was informed of Sanofi's decision to advance IPH6401/SAR’514 towards regulatory preclinical studies aimed at studying an investigational new drug. As such, Sanofi has selected a second multi-specific antibody that engages NK cells as a drug candidate. This selection triggered a €3.0 million milestone payment from Sanofi to the Company. On July 11, 2023, the company announced the dosing as of June 7, 2023, of the first in a Sanofi-sponsored Phase 1/2 clinical trial, evaluating IPH6401/SAR’514 in relapsed/refractory Multiple Myeloma. As a consequence, Sanofi made a milestone payment of €2.0 million to the Company.
Refer to Notes 2.p and 13 for accounting description.
Collaboration and research license agreement with Sanofi signed in 2022
On December 19, 2022, the Company announced that it had entered into a research collaboration and license agreement with Genzyme Corporation, a wholly-owned subsidiary of Sanofi (“Sanofi”) pursuant to which the Company granted Sanofi an exclusive license on the Innate Pharma's B7H3 ANKET® program and options on two additional targets. Once selected, Sanofi will be responsible for all development, manufacturing and marketing.
Under the terms of the research collaboration and license agreement, the Company was eligible for an initial payment of €25.0 million, received in March 2023. Under the agreement, the Company is eligible for the duration of the research and collaboration agreement, to milestone payments of up to €1.35 billion in total, mainly linked to the achievement of preclinical, clinical, regulatory and commercial milestones (plus royalties on potential net sales).
The Company considers that the license to the B7-H3 technology is a right to use the intellectual property granted exclusively to Sanofi from the effective date of the agreement.
Under the terms of this agreement, the Company has also granted two exclusive options, exercisable no later than three years after the effective date, for exclusive licenses to Innate's intellectual property for the research, development, manufacture and commercialization of NKCEs specifically targeting two preclinical molecules. The Company considers that the option to acquire an exclusive license provide a material right to Sanofi that it would not receive without entering into this agreement.
On December 19, 2023, the Company announced that Sanofi had exercised one of the two license options for a new program based on the Company's ANKET® platform, triggering a milestone payment of €15.0 million from Sanofi to the Company.
The Company will also provide collaborative research services to Sanofi for an agreed period, extendable by mutual agreement. During this period, Sanofi and Innate will collaborate and work on research activities defined in a contractual work program.
Under the terms of the agreement, Sanofi still retains a license option for a third preclinical molecule.
Refer to Notes 2.p and 13 for accounting description.
License agreement with Takeda signed in 2023
On April 3, 2023, the Company announced that it has entered into an exclusive license agreement with Takeda under which Innate grants Takeda exclusive worldwide rights to research and develop antibody drug conjugates (ADC) using a panel of selected Innate antibodies against an undisclosed target, with a primary focus in Celiac disease. Takeda will be responsible for the future development, manufacture and commercialization of any potential products developed using the licensed antibodies. As such, the Company considers that the license granted is a right to use the intellectual property, which is granted fully and perpetually to Takeda.
Refer to Notes 2.p and 13 for accounting description.
1.2.Key events
a)Key events for the year ended December 31, 2023
On January 25, 2023, the Company announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act with respect to the expansion of its collaboration with Sanofi. As a reminder, On December 19, 2022, the Company announced that it had entered into a research collaboration and license agreement with Genzyme Corporation, a wholly-owned subsidiary of Sanofi (“Sanofi”) pursuant to which the Company granted Sanofi an exclusive license on the Innate Pharma's B7-H3 ANKET® program and options on two additional targets.Once selected, Sanofi will be responsible for all development, manufacturing and marketing. The closing of the transaction was subject to the authorization of the American authorities in accordance with the Hart Scott Rodino Act of 1976. This authorization was obtained on January 24, 2023, the date on which the collaboration was effective. Under the terms of the collaboration and research license agreement, the Company is eligible from the effective date of the agreement for an initial payment of €25.0 million. This amount was collected by the Company in March 2023.
On April 3, 2023, the Company announced the signing of an exclusive license agreement with Takeda under which the Company grants Takeda exclusive worldwide rights to research and develop antibody drug conjugates (ADC) using a panel of selected Innate antibodies against an undisclosed target, with a primary focus in Celiac disease. Takeda will be responsible for the future development, manufacture and commercialization of any potential products developed using the licensed antibodies. Under the terms of the license agreement, the Company will receive a $5.0 million upfront payment and is eligible to receive up to $410.0 million in future development, regulatory and commercial milestones if all milestones are achieved during the term of the agreement, plus royalties on potential net sales of any commercial product resulting from the license. The $5.0 million upfront payment was received by the Company on May 15, 2023 for an amount of €4.6 million.
On April 14, 2023, the Executive Board carried out a capital increase of €11,907.15 following (i) the exercise of 14,550 "BSAAR 2012", and (ii) the creation of 223,593 ordinary shares benefiting the employees of the company, including 163,293 ordinary shares issued free of charge (subscription). The capital increase carried out can be broken as follow : (i) a creation of 14,550 ordinary shares, with a nominal value of €0.05 and an issue price of €2.04 per share (i.e an increase in share premium of €28,954.5), and (ii) a creation of 163,293 free shares with a nominal value of €0.05 issued free of charge by deduction from the share premium, with a creation of 60,300 ordinary shares with a nominal value of €0.05 and an issue price of €2.85 (i.e an increase in share premium of €168,840).
On April 26, 2023, the Company announced that it has filed a prospectus supplement with the Securities and Exchange Commission (“SEC”) relating to a new At-The-Market (“ATM”) program. Pursuant to this program, the Company may offer and sell to eligible investors a total gross amount of up to $75 million of American Depositary Shares (“ADS”), each ADS representing one ordinary share of Innate, from time to time in sales deemed to be an “at the market offering” pursuant to the terms of a sales agreement with Jefferies LLC (“Jefferies”), acting as sales agent. The timing of any sales will depend on a variety of factors. The ATM program is presently intended to be effective unless terminated in accordance with the sales agreement or the maximum amount of the program has been reached. In connection with the establishment of a new ATM program, the Company has terminated the sales agreement, dated as of May 3, 2022, relating to its previous ATM program, effective as of April 19, 2023. The Company currently intends to use the net proceeds, if any, of sales of ADSs issued under the program to fund the research and development of its drug candidates and for working capital and general corporate purposes.
On June 26, 2023, the Company announced the first patient was dosing in MATISSE Phase 2 trial conducted by the Company in collaboration with AstraZeneca and evaluating IPH5201 in early stage lung cancer. This event triggered an additionnal payment of €2.0 million due to Orega in line with the agreement signed in 2019. As a reminder, in 2022, the Company received a $5.0 million upfront payment from AstraZeneca following the decision to advance IPH5201 into a phase 2 trial.
On July 6, 2023, the Executive Board carried out a capital increase of €3,320.5 following the exercise of 32,550 "BSAAR 2012" and 33,860 "BSA 2013". The capital increase carried out can be broken as follow : a creation of 66,410 ordinary shares, with a nominal value of €0.05 and an issue price of €2.04 and €2.36 and per share, respectively (i.e an increase in share premium of €142,991.1).
On July 11, 2023, the Company announced that the first patient was dosed, on June 7, 2023, in a Sanofi-sponsored Phase 1/2 clinical trial, evaluating IPH6401/SAR’514 in relapsed or refractory Multiple Myeloma. Under the terms of the license agreement signed in 2016, Sanofi made a milestone payment of €2.0 million fully recognized in revenue as of June 30, 2023. This amount was received by the Company on July 21, 2023.
On October 3, 2023, the Executive Board carried out a capital increase of €6,403.5 following the definitive acquisition of 128,061 free shares granted on October 3, 2022, under the “AGA Bonus 2022-1" plan. Thus, 128,061 ordinary shares were created with a nominal value of €0.05 issued free of charge by deduction from the issue premium.
On December 18, 2023, the company announced that the Chief Executive Officer and Chairman of the Executive Board has resigned from his position, effective as of January 2024. Hervé Brailly, Chairman of the Supervisory Board, former former CEO and co-founder is appointed as interim CEO and Chairman of the Executive Board while a permanent successor is sought. The Company aims to strengthen the Executive Board in the new year. Irina Staatz-Granzer, who has been Vice-Chairwoman of the Supervisory Board for several years is appointed Chairwoman of the Supervisory Board.
On December 19, 2023, the Company announced Sanofi's decision to exercise one of its two license options for an NK Cell Engager program in solid tumors, derived from the Company's ANKET® (Antibody-based NK Cell Engager Therapeutics) platform, pursuant to the terms of the research collaboration and license agreement signed in December 2022. After a research collaboration period, Sanofi will be responsible for all development, manufacturing and commercialization of the program.
Under the terms of this agreement, the Company received a payment of €15 million in January 2024. Sanofi still retains the option to one additional ANKET® target as per the license agreement.
On December 21, 2023, the Executive Board granted 1,403,500 free performances shares to employees of the Company and subsidiary (“AGA Perf Employees 2023-1”), and 750,000 free performances shares to members of the management (“AGA Perf Management 2023-1”).
On January 2, 2024, the Executive Board approved the final performance as of December 31, 2023, relating to the "AGA Perf Employees 2020-1" and "AGA Perf Management 2020-1" free performances shares plans, granted on August 5, 2020. The definitive performance was 20%. Consequently, the Executive Board carried out a capital increase of €10,761.5 following (i) the definitive acquisition of 85,230 free performance shares under the "AGA Perf Employee 2020-1" plan and (ii) the definitive acquisition of 130,000 free performance shares under the "AGA Perf Management 2020-1" plan. Thus, 215,230 ordinary shares were created with a nominal value of €0.05 issued free of charge by deduction from the issue premium.